Exhibit 99.2

 ANGIODYNAMICS  Fourth Quarter 2023 Earnings Presentation  July 12, 2023  1

 2  Forward-Looking Statement  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2022. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported pro forma results, adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

 Corporate Developments – Q4 and FY23  3  Continued focused investment in our 3 key Med Tech platforms: Auryon, Thrombus Management & NanoKnife  Q4 revenue growth of 4.7%  Med Tech up 17.2%; Med Device up 0.3%  $11.8 million in Auryon sales, growth of 22.0% YOY  Mechanical Thrombectomy (AngioVac and AlphaVac) up 3.7%  $1.8 million in AlphaVac sales; AngioVac sales declined 8.3%  28.0% YOY growth in NanoKnife disposables  Full Year revenue growth of 7.1%  Med Tech up 22.8%; Med Device up 1.9%  $41.1 million in Auryon sales, growth of 41.2% YOY   9.7% YOY growth in Mechanical Thrombectomy  $7.2 million in AlphaVac sales; AngioVac sales declined 8.2%  27.1% YOY growth in NanoKnife disposables  Q4 Operational developments  Positive cash flow from operations of $16.0 million  Continued gross margin headwinds in raw material and labor inflation  Backlog decreased by $2.7 million to $2.7 million at quarter end   IDE clinical studies and pathway expansion   PRESERVE study for the treatment of prostate cancer with NanoKnife completed enrollment in July FY24  APEX study for the treatment of pulmonary embolism with AlphaVac F18  More than 50% enrolled  On track to complete enrollment in early calendar 2024  Subsequent to year end  Divested the Dialysis and BioSentry tract sealant system businesses for $100.0 million  $50.1 million of proceeds used to extinguish outstanding debt  U.S. District Court for the District of Delaware entered a judgement as a matter of law in favor of AngioDynamics in the litigation with C.R. Bard

 FY24 Guidance  4  Guidance*  Revenue  $328 - $333 million  Gross Margin  Med Tech  Med Device  50.0% - 52.0%  63.0% – 65.0%  43.0% - 45.0%   Adjusted EPS  ($0.28) – ($0.34)  * FY23 pro forma results excluding the divested assets were $306.3 million for revenue, 50.5% for gross margin and adjusted loss per share of $0.43.

 Q4 and FY23 Results (unaudited)  $ in thousands (except per share data)  Q4 FY23  Q4 FY22  Change  FY23  FY22  Change  Revenue   $91,074  $86,998  4.7%  $338,752  $316,219  7.1%   Med Tech    Med Device   $26,494  $64,580  $22,611  $64,387  17.2%  0.3%  $96,687  $242,065  $78,717  $237,502  22.8%  1.9%   United States   International  $74,439  $16,635  $73,704  $13,294  1.0%  25.1%  $282,713  $56,039  $265,963  $50,256  6.3%  11.5%  Gross Margin   Med Tech    Med Device   50.9%  64.7%  45.2%  53.4%  68.7%  48.0%  (250 bps)  (400 bps)  (280 bps)  51.4%  64.1%  46.4%  52.4%  66.8%  47.6%  (100 bps)  (270 bps)  (120 bps)  Net Loss  Non-GAAP Adjusted Net Loss Before Goodwill Impairment  Non-GAAP Adjusted Net Income (Loss)  ($21,467)  ($6,918)  $731  ($6,266)  ($6,266)  $253  ($15,201)  ($652)  $478  ($52,442)  ($37,893)  ($2,422)  ($26,547)  ($26,547)  ($182)  ($25,895)  ($11,346)  ($2,240)  GAAP EPS  Non-GAAP Adjusted EPS Before Goodwill Impairment  Non-GAAP Adjusted EPS  ($0.54)  ($0.17)  $0.02  ($0.16)  ($0.16)  $0.01  ($0.38)  ($0.01)  $0.01  ($1.33)  ($0.96)  ($0.06)  ($0.68)  ($0.68)  $0.00  ($0.65)  ($0.28)  ($0.06)  Adjusted EBITDA  $7,932  $6,192  $1,740  $22,606  $20,879  $1,727  $ in thousands   Q4 FY23  Q4 FY22  Change  Cash  $44,620   $28,825  $15,795  Debt   Revolving Facility    Delayed-Draw Term Loan  $50,000  $25,000  $25,000   $25,000   $25,000  $0  $25,000  $0  $25,000  Net (Debt) Cash  ($5,380)   $3,825  ($9,205)  5

 Q4 and FY23 Results  6   Med Device   Med Tech  22.8% growth  1.9% growth  Full Year Revenue Growth  FY22  FY23  Full Year Revenue Contribution  FY22  FY23   Med Device   Med Tech  17.2% growth  0.3% growth  Q4 Revenue Growth  Q4 FY22  Q4 FY23  Q4 Revenue Contribution  Q4 FY22  Q4 FY23  Med Tech Gross Margin   64.1%  Med Device Gross Margin  46.4%

 Sales Comparison to Prior-Year Periods  7  Med Tech  Q4 FY23  FY23  Auryon  22.0%  41.2%  Thrombus Management*   AngioVac   AlphaVac**  7.8%  (8.3%)  86.9%  8.9%  (8.2%)  232.2%  NanoKnife® Disposables  28.0%  27.1%  NanoKnife® Capital  13.0%  (9.4%)  Med Device  Q4 FY23  FY23  Core Peripheral  2.5%  7.9%  Venous  (6.4%)  (12.4%)  PICCs  (5.7%)  (7.2%)  Midlines  0.0%  (6.7%)  Ports  (0.6%)  4.6%  Dialysis  23.4%  25.8%  Solero® Microwave  (5.4%)  5.5%  RadioFrequency Ablation  (3.3%)  (7.0%)  BioSentry  (3.8%)  (5.4%)  Alatus and IsoLoc Balloons  (17.6%)  (13.1%)  * Thrombus Management includes AngioVac, AlphaVac and Thrombolytics   ** AlphaVac was launched in Q2 FY22

 GAAP to Non-GAAP Reconciliation  8

 Reconciliation of GAAP to Non-GAAP Adjusted Net Income (Loss) and EPS  Reconciliation of Net Loss to Adjusted EBITDA  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.   Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended May 31, 2023 and May 31, 2022.  Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.   9  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.   (in thousands, except per share data)  (in thousands)  Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss Before Goodwill Impairment  (in thousands, except per share data)

 10  Reconciliation of GAAP to Non-GAAP Pro Forma FY23 Results  Reconciliation of GAAP to Non-GAAP Pro Forma Adjusted Net Loss and EPS  (in thousands, except per share data)  (in thousands, except per share data)